UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 9, 2006
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                                    NIC INC.
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             (Exact name of registrant as specified in its charter)



         Colorado                       000-26621               52-2077581
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(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)          Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
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          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01 REGULATION FD DISCLOSURE

     On January 9, 2006, NIC Inc. issued a press release announcing that it has been informed that the trustees of the National Information Consortium Voting Trust have sold approximately eight percent of the NIC shares held by the trust and intend to distribute the sale proceeds to its beneficial holders. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99 - Press release issued by NIC Inc. dated January 9, 2006, announcing that it has been informed that the trustees of the National Information Consortium Voting Trust have sold approximately eight percent of the NIC shares held by the trust and intend to distribute the sale proceeds to its beneficial holders.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NIC Inc.

Date: January 9, 2006                /s/ Stephen M. Kovzan
                                     ---------------------
                                     Stephen M. Kovzan
                                     Vice President, Financial Operations
                                     Chief Accounting Officer




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